                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I hereby constitute and appoint Warren C. Jenson and Edward H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                   /s/ LEO F. MULLIN
                                          --------------------------------------
                                          Leo F. Mullin
                                          President and Chief Executive Officer
                                            and Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                  /s/ EDWIN L. ARTZT
                                          --------------------------------------
                                          Edwin L. Artzt
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                             /s/ HENRY A. BIEDENHARN, III
                                          --------------------------------------
                                          Henry A. Biedenharn, III
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                /s/ JAMES L. BROADHEAD
                                          --------------------------------------
                                          James L. Broadhead
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                  /s/ EDWARD H. BUDD
                                          --------------------------------------
                                          Edward H. Budd
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                /s/ R. EUGENE CARTLEDGE
                                          --------------------------------------
                                          R. Eugene Cartledge
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                /s/ MARY JOHNSTON EVANS
                                          --------------------------------------
                                          Mary Johnston Evans
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                 /s/ GERALD GRINSTEIN
                                          --------------------------------------
                                          Gerald Grinstein
                                          Director and Chairman of the Board
                                            of Directors
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                  /s/ JESSE HILL, JR.
                                          --------------------------------------
                                          Jesse Hill, Jr.
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward
H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                  /s/ ANDREW J. YOUNG
                                          --------------------------------------
                                          Andrew J. Young
                                          Director
                                          Delta Air Lines, Inc.

                               POWER OF ATTORNEY

     I hereby constitute and appoint Leo F. Mullin and Edward H. West, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more Registration Statements on Form S-3 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of debt securities of the Company and/or the issuance of pass through certificates, and all amendments to such Registration Statements (including post-effective amendments), and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto signed this power of attorney this 29th day of June, 1998.

                                                 /s/ WARREN C. JENSON
                                          --------------------------------------
                                          Warren C. Jenson
                                          Executive Vice President and
                                          Chief Financial Officer
                                          Delta Air Lines, Inc.